Income Taxes - Summary of Deferred Tax Assets and Liabilities (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Deferred tax assets:
Allowance for doubtful accounts	$ 33
Fixed assets	(1,876)
Intangible assets	(87)
Goodwill	(20)
Deferred franchise fees	752
Deferred rent	7
Stock compensation	203
Accrued expenses	0
Accrued paid time off	21
Unrealized gain/loss on disposal of assets	3
Transaction costs	127
Net operating losses	1,550
Total net Deferred Tax Assets	$ 713